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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                 June 12, 2001 (Date of earliest event reported)
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                            R&G FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


Puerto Rico                             0-22137                  66-0532217
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
         of incorporation)                                   Identification No.)


280 Jesus T. Pinero Ave., Hato Rey, San Juan, Puerto Rico          00918
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(Address of principal executive offices)                         (Zip Code)


                                 (787) 758-2424
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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   (Former name, former address and former fiscal year, if changed since last report)



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Item 5.  OTHER EVENTS

         At a special meeting of the shareholders of R&G Financial Corporation (the "Corporation") held on Tuesday, June 12, 2001, the shareholders of the Corporation authorized the immediate amendment of the Corporation's Amended and Restated Certificate of Incorporation to increase the authorized capital stock of the Corporation from Eighty Million (80,000,000) to Ninety Million (90,000,000) and specifically to increase the authorized Class B common stock, par value $.01 per share, from Thirty Million (30,000,000) to Forty Million (40,000,000).

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      The following exhibits are included with this Report:

                  Exhibit 3 (i)     Amendment to the Amended and Restated
                                    Certificate of Incorporation of R&G
                                    Financial Corporation filed June 12, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               R&G FINANCIAL CORPORATION



                                               By: /s/ Joseph R. Sandoval
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                                                     Joseph R. Sandoval
                                                     Senior Vice President


Date:    June 12, 2001.